SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                       STERLING CONSTRUCTION COMPANY, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19450                  25-1655321
(State or other jurisdiction of  (Commission file number)     (IRS Employer
       Incorporation)                                        Identification No.)

           2751 Centerville Road Suite 3131
                 Wilmington, Delaware                         19803
       (Address of principal executive offices)             (Zip code)

                                 (817) 416-0717
              (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition

On February 2, 2004 Sterling Construction Company, Inc. issued a press release announcing approval from the American Stock Exchange ("AMEX") for the listing of shares on AMEX. A copy of the press release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 12, 2004          STERLING CONSTRUCTION COMPANY, INC.

                                    By:   /s/  Maarten D. Hemsley
                                          ______________________________________
                                               Maarten D. Hemsley
                                               Chief Financial Officer



                                INDEX TO EXHIBITS

99.1 STERLING CONSTRUCTION COMPANY, INC. COMMENCES TRADING ON AMERICAN STOCK EXCHANGE